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                        UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                  Washington, D. C.   20549

                          FORM 8-K

                       CURRENT REPORT
                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) May 19, 2005


                        OHIO CASUALTY CORPORATION
        (Exact name of registrant as specified in its charter)

        OHIO                    0-5544          31-0783294
    (State or other
     jurisdiction             (Commission     (IRS Employer
    of incorporation)         File Number)    Identification No.)

              9450 Seward Road, Fairfield, Ohio      45014
        (Address of principal executive offices)   (Zip Code)

                        (513) 603-2400
        (Registrant's telephone number, including area code)

                        Not Applicable
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule l4a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01.  Entry into Material Definitive Agreement


On May 19, 2005, the board of directors of the Corporation adopted the 2005 Plan and approved the 2005 Officer Long-Term Incentive award and form of agreement which includes performance based stock units and cash for the performance period beginning July 1, 2005 and ending on December
31, 2007. The form of award agreement is included herein as Exhibit 99.1 and incorporated by reference. Also included as Exhibit 99.2 and incorporated by reference is the schedule of the potential payouts under the 2005 Officer Long-Term Incentive Award for the named executive officers identified in the 2005 definitive proxy statement that received Awards.



ITEM 9.01.	Financial Statements and Exhibits.


(c)	Exhibits


	Exhibit No.	Description
        -----------     -----------

        99.1            Form of agreement for the 2005 Officer Long-Term
                        Incentive Award

        99.2 Schedule of potential payouts under the 2005 Officer Long-Term Incentive Award for the named executive officers identified in the 2005 definitive proxy statement








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                                SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        OHIO CASUALTY CORPORATION
                                        -------------------------
                                             (Registrant)





                                         /s/  Debra K. Crane
May 25, 2005                    -------------------------------------
                                Debra K. Crane, Senior Vice President,
                                   General Counsel and Secretary











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                        Exhibit Index


                Current Report on Form 8-K
                    Dated May 25, 2005


Exhibit No.	Description
-----------     -----------


   99.1         Form of agreement for the 2005 Officer Long-Term Incentive
                Award

   99.2 Schedule of potential payouts under the 2005 Officer Long-Term Incentive Award for the named executive officers identified in the 2005 definitive proxy statement.








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